Hotchkis & Wiley High Yield Fund
A series of Hotchkis & Wiley Funds

Class C Shares – HWHCX
CUSIP 44134R669

Supplement dated December 31, 2012 to the Prospectus and
Statement of Additional Information (“SAI”) dated August 29, 2012

Effective December 31, 2012, Class C shares of the Hotchkis & Wiley High Yield Fund (the “Fund”) are available for purchase.

For Class C shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs.  The minimum subsequent investment in the Fund for all share classes is generally $100.

Please see the Prospectus and SAI dated August 29, 2012 for more information about the fees and expenses associated with Class C shares.  All references in the Prospectus and SAI to the Fund’s Class C shares not being currently offered are hereby deleted.

Please retain this Supplement with the Prospectus and SAI.